UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

Meta Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36247	74-3237581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Highfield Park Dr
Dartmouth, Nova Scotia, Canada		B3A 4R9
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 902 482-5729

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or .Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on March 20, 2023, Meta Material Inc. (the “Company”) received notice from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) as the minimum bid price of the Company’s common stock, par value $0.001 per share (the “Common Stock”), had been trading below $1.00 per share for at least 30 consecutive trading days. In accordance with Nasdaq Listing Rules, Nasdaq originally granted the Company an initial period of 180 calendar days, or until September 18, 2023, to regain compliance with the Minimum Bid Price Requirement. On September 19, 2023, the Company received subsequent notice from Nasdaq that the Company was eligible for an additional 180-day period, or until March 18, 2024, to regain compliance with the Minimum Bid Price Requirement.

Further, on November 27, 2023, the Company received a notification letter from Nasdaq notifying the Company that the Company’s Common Stock had a closing bid price of $0.10 or less for ten consecutive trading days and that, consistent with Nasdaq Listing Rule 5810(c)(3)(A)(iii), the staff had determined to delist the Common Stock from The Nasdaq Capital Market, subject to the request of a hearing. On November 28, 2023, the Company timely submitted a request for a hearing before the Nasdaq Hearings Panel to appeal the delisting determination, which was granted by the Nasdaq Hearings Panel and a hearing was originally scheduled to occur on March 21, 2024 (subsequently changed to February 22, 2024).

On February 12, 2024, the Company received a letter from Nasdaq notifying the Company that it has regained compliance with the Minimum Bid Price Requirement, and consequently, the previously scheduled hearing was cancelled by the Nasdaq Hearings Panel. The Company is currently in full compliance with Nasdaq listing requirements and will continue trading on Nasdaq.

On February 13, 2024, the Company issued a press release announcing it has regained Nasdaq compliance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 13, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date:	February 13, 2024	By:	/s/ Uzi Sasson
Uzi Sasson President and Chief Executive Officer